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                                 EXHIBIT 23(a)


                        CONSENT OF INDEPENDENT AUDITORS


          We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Wal-Mart Stores, Inc. Stock Incentive Plan of 1998 of our report dated March 24, 1998, with respect to the consolidated financial statements of Wal-Mart Stores, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended January 31, 1998 filed with the Securities and Exchange Commission.



                                       /s/ ERNST & YOUNG, LLP



Tulsa, Oklahoma
July 31, 1998